Exhibit 10.1
AMENDMENT TO “APPENDIX A” OF THE
ASTEC INDUSTRIES, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS AMENDMENT to “Appendix A” of the Astec Industries, Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2008 (the “Plan”), is adopted by Astec Industries, Inc. (the “Company”), effective as of October 30, 2020.

WHEREAS, Article 2 of the Plan permits the Board of Directors of the Company (the “Board”) to designate participants in the Plan from time to time, whose names and effective dates of participation shall be set forth on Exhibit A to the Plan;

NOW, THEREFORE, the Company hereby amends “Appendix A” of the Plan in the form attached hereto, to update the same for changes in Plan participation approved by the Board, by action taken on October 30, 2020.

Except as amended herein, the Plan shall continue in full force and effect.

ASTEC INDUSTRIES, INC.

Date: October 30, 2020 By: /s/ Stephen C. Anderson__
Name: Stephen C. Anderson
Title: Secretary

“Appendix A”
Each Participant’s Date of Participation

Name of Participant	Effective Dates of Participation
Stephen C. Anderson	January 1, 2003
Chris Colwell	May 31, 2011
Matthew B. Haven	January 1, 2013
Jeff May	October 1, 2013
Jeff Schwarz	July 1, 2014
Jaco Van Der Merwe	October 1, 2016
Scott Barker	April 3, 2017
Neil Whitworth	May 30, 2017
Michael G. Anderson	July 7, 2017
Jody Volner	November 1, 2017
Michael Norris	January 1, 2018
Greg Renegar	January 1, 2019
Barry Ruffalo	August 12, 2019
Matthew Litchfield	October 1, 2019
Greg Oswald	October 29, 2019
Tim Averkamp	November 4, 2019
Rebecca Weyenberg	December 4, 2019
Ron Earl	January 1, 2020
Chris Frost	January 1, 2020
Gerardo Goya	January 27, 2020
Basman Alias	February 1, 2020
Dena Fairley	February 1, 2020
Eric Baker	February 1, 2020
Brian Gray	February 1, 2020
Jeff Rowan	March 3, 2020
Aletheia Silcott	March 17, 2020
David Lieber	March 30, 2020
Reuben Srinivasan	March 30, 2020
Tim Hilvers	March 31, 2020
David Furr	April 20, 2020
William Steiger	April 27, 2020
Todd Burchett	September 20, 2020
Ryan Hilvers	September 28, 2020
Anshu Pasricha	October 7, 2020
Jamie Palm	November 9, 2020